INVESTMENT PROPERTIES	12 Months Ended
Dec. 31, 2020
Investment property [abstract]
INVESTMENT PROPERTIES	INVESTMENT PROPERTIES
The following table presents a roll forward of investment property balances for the years ended December 31, 2020 and 2019:

	Year ended Dec. 31, 2020			Year ended Dec. 31, 2019
(US$ Millions)	Commercial properties	Commercial developments	Total	Commercial properties	Commercial developments	Total
Balance, beginning of year	$71,565	$3,946	$75,511	$76,014	$4,182	$80,196
Changes resulting from:
Property acquisitions	647	108	755	6,797	246	7,043
Capital expenditures	1,140	857	1,997	1,540	1,229	2,769
Accounting policy change(1)	—	—	—	704	22	726
Property dispositions(2)	(2,339)	(21)	(2,360)	(742)	(37)	(779)
Fair value (losses) gains, net	(1,607)	219	(1,388)	301	557	858
Foreign currency translation	322	(44)	278	69	72	141
Transfers between commercial properties and commercial developments	2,709	(2,709)	—	354	(354)	—
Impact of deconsolidation due to loss of control(3)	—	—	—	(10,701)	(798)	(11,499)
Reclassifications of assets held for sale and other changes	(2,143)	(40)	(2,183)	(2,771)	(1,173)	(3,944)
Balance, end of year(4)	$70,294	$2,316	$72,610	$71,565	$3,946	$75,511
(1)Includes the impact of the adoption of IFRS 16 through the recognition of right-of-use assets. See Note 2, Summary of Significant Accounting Policies for further information.
(2)Property dispositions represent the carrying value on date of sale.
(3)Includes the impact of deconsolidation of Brookfield Strategic Real Estate Partners III (“BSREP III”) investments in the prior year. See below for further information.
(4)Includes right-of-use commercial properties and commercial developments of $729 million and $10 million, respectively, as of December 31, 2020. Current lease liabilities of $35 million has been included in accounts payable and other liabilities and non-current lease liabilities of $712 million have been included in other non-current liabilities.

The partnership determines the fair value of each commercial property based upon, among other things, rental income from current leases and assumptions about rental income from future leases reflecting market conditions at the applicable balance sheet dates, less future cash outflows in respect of such leases. Investment property valuations are generally completed by undertaking one of two accepted income approach methods, which include either: i) discounting the expected future cash flows, generally over a term of 10 years including a terminal value based on the application of a capitalization rate to estimated year 11 cash flows; or ii) undertaking a direct capitalization approach whereby a capitalization rate is applied to estimated current year cash flows. Where there has been a recent market transaction for a specific property, such as an acquisition or sale of a partial interest, the partnership values the property on that basis. In determining the appropriateness of the methodology applied, the partnership considers the relative uncertainty of the timing and amount of expected cash flows and the impact such uncertainty would have in arriving at a reliable estimate of fair value. The partnership prepares these valuations considering asset and market specific factors, as well as observable transactions for similar assets. The determination of fair value requires the use of estimates, which are internally determined and compared with market data, third-party reports and research as well as observable conditions. Except for the impacts of the shutdown which are discussed below, there are currently no other known trends, events or uncertainties that the partnership reasonably believes could have a sufficiently pervasive impact across the partnership’s businesses to materially affect the methodologies or assumptions utilized to determine the estimated fair values reflected in this report. Discount rates and capitalization rates are inherently uncertain and may be impacted by, among other things, movements in interest rates in the geographies and markets in which the assets are located. Changes in estimates of discount and capitalization rates across different geographies and markets are often independent of each other and not necessarily in the same direction or of the same magnitude. Further, impacts to the partnership’s fair values of commercial properties from changes in discount or capitalization rates and cash flows are usually inversely correlated. Decreases (increases) in the discount rate or capitalization rate result in increases (decreases) of fair value. Such decreases (increases) may be mitigated by decreases (increases) in cash flows included in the valuation analysis, as circumstances that typically give rise to increased interest rates (e.g., strong economic growth, inflation) usually give rise to increased cash flows at the asset level. Refer to the table below for further information on valuation methods used by the partnership for its asset classes.

Commercial developments are also measured using a discounted cash flow model, net of costs to complete, as of the balance sheet date. Development sites in the planning phases are measured using comparable market values for similar assets.

In accordance with its policy, the partnership generally measures and records its commercial properties and developments using valuations prepared by management. However, for certain subsidiaries, the partnership relies on quarterly valuations prepared by external valuation professionals to support its internal valuations. Management compares the external valuations to the partnership’s internal valuations to review the work performed by the external valuation professionals. Additionally, a number of properties are externally appraised each year and the results of those appraisals are compared to the partnership’s internally prepared values.

2020 Conditions
Global Economic Shutdown
The COVID-19 pandemic has spread globally, and actions taken in response to COVID-19 have interrupted business activities and supply chains; disrupted travel; contributed to significant volatility in the financial markets, resulting in a general decline in equity prices and lower interest rates; impacted social conditions; and adversely impacted local, regional, national and international economic conditions, as well as the labor markets. The shutdown did not materially impact the partnership’s commercial property revenue earned in the year. Future revenues and cash flows produced by certain operating properties are more uncertain than normal as a result of the impact to the global economy in response to measures put in place to control the pandemic. For certain asset classes more materially impacted by the shutdown, the partnership has adjusted cash flow assumptions for its estimate of near term disruptions to cash flows to reflect revised market leasing assumptions, vacancy reserves, downtime, retention assumptions, overage and temporary rental revenue assumptions, bad debt reserves and capital costs. We undertook a process to assess the appropriateness of the discount and terminal capitalization rates considering changes to property-level cash flows and any risk premium inherent in such cash flow changes as well as the current cost of capital and credit spreads. These considerations led us to make some discount rate and capitalization rate changes to certain of our assets, mostly within our Core Retail portfolio for assets where we have more exposure to anchor tenants who have recently filed for bankruptcy. As we learn more about the mid- and longer-term impacts of the pandemic on our business we will update our valuation models accordingly.

2019 Transactions
BSREP III deconsolidation
In the first quarter of 2019, BSREP III held its final close with total equity commitments of $15 billion. Prior to final close, the partnership had committed to 25%, or a controlling interest in the fund and as a result, had previously consolidated the investments made to date. Upon final close, on January 31, 2019, the partnership reduced its commitment to $1 billion, representing a 7% non-voting position. As a result, the partnership lost control and deconsolidated its investment in the fund, which primarily consisted of Forest City and 660 Fifth Avenue at the time. The partnership recognizes its investment in BSREP III as a financial asset, initially recognized at fair value and remeasured on each reporting date through fair value gain or loss. As a result of the deconsolidation, investment properties decreased by $11,499 million, equity accounted investments decreased by $1,434 million, property, plant and equipment decreased by $789 million and debt obligations decreased by $13,601 million.

Adoption of IFRS 16
The impact of the January 1, 2019 adoption of IFRS 16 resulted in the recognition of ROU investment properties of $726 million. Fair value loss related to IFRS 16 ROU assets for the year ended December 31, 2020 was $16 million (2019 - $5 million). As of December 31, 2020, ROU investment properties was $739 million (2019 - $752 million).
The key valuation metrics for the partnership’s consolidated commercial properties are set forth in the following tables below on a weighted-average basis:

		Dec. 31, 2020			Dec. 31, 2019
Consolidated properties	Primary valuation method	Discount rate	Terminal capitalization rate	Investment horizon (yrs.)	Discount rate	Terminal capitalization rate	Investment horizon (yrs.)
Core Office
United States	Discounted cash flow	6.9%	5.6%	12	7.0%	5.6%	12
Canada	Discounted cash flow	5.9%	5.2%	10	5.9%	5.2%	10
Australia	Discounted cash flow	6.6%	5.7%	10	6.8%	5.9%	10
Europe	Discounted cash flow	5.2%	3.8%	10	4.6%	4.1%	11
Brazil	Discounted cash flow	7.6%	7%	10	7.9%	7.4%	10
Core Retail	Discounted cash flow	7.0%	5.3%	10	6.7%	5.4%	10
LP Investments Office	Discounted cash flow	9.7%	7.2%	7	10.0%	7.3%	7
LP Investments Retail	Discounted cash flow	8.7%	7.0%	10	8.8%	7.3%	10
Mixed-use	Discounted cash flow	7.3%	5.2%	10	7.6%	5.4%	10
Logistics(1)	Direct capitalization	—%	n/a	n/a	5.8%	n/a	n/a
Multifamily(1)	Direct capitalization	4.9%	n/a	n/a	5.1%	n/a	n/a
Triple Net Lease(1)	Direct capitalization	6.2%	n/a	n/a	6.3%	n/a	n/a
Self-storage(1)(2)	Direct capitalization	—%	n/a	n/a	5.6%	n/a	n/a
Student Housing(1)	Direct capitalization	4.9%	n/a	n/a	5.8%	n/a	n/a
Manufactured Housing(1)	Direct capitalization	4.8%	n/a	n/a	5.5%	n/a	n/a
(1) The valuation method used to value hospitality, multifamily, triple net lease, self-storage, student housing, logistics and manufactured housing properties is the direct capitalization method. The rates presented as the discount rate relate to the overall implied capitalization rate. The terminal capitalization rate and investment horizon are not applicable.
(2)In the fourth quarter of 2020, the partnership sold its investment in a portfolio of self-storage assets.

Operating investment properties with a fair value of approximately $13.9 billion (December 31, 2019 - $14.1 billion) are situated on land held under leases or other agreements largely expiring after the year 2065. Investment properties do not include any buildings held under operating leases.

The following table presents the partnership’s investment properties measured at fair value in the consolidated financial statements and the level of the inputs used to determine those fair values in the context of the hierarchy as defined in Note 2(i) above.

	Dec. 31, 2020				Dec. 31, 2019
			Level 3				Level 3
(US$ Millions)	Level 1	Level 2	Commercial properties	Commercial developments	Level 1	Level 2	Commercial properties	Commercial developments
Core Office
United States	$—	$—	$14,682	$411	$—	$—	$15,213	$535
Canada	—	—	4,721	381	—	—	4,633	173
Australia	—	—	2,366	365	—	—	1,881	419
Europe	—	—	2,526	173	—	—	936	1,931
Brazil	—	—	309	—	—	—	361	—
Core Retail	—	—	20,324	—	—	—	21,561	—
LP Investments
LP Investments Office	—	—	7,946	781	—	—	8,054	702
LP Investments Retail	—	—	2,538	—	—	—	2,812	—
Logistics	—	—	—	—	—	—	84	10
Hospitality(1)			84	—	—	—	—	—
Multifamily	—	—	2,442	—	—	—	2,937	—
Triple Net Lease	—	—	3,719	—	—	—	4,508	—
Self-storage	—	—	—	—	—	—	991	16
Student Housing	—	—	2,757	205	—	—	2,445	160
Manufactured Housing	—	—	2,784	—	—	—	2,446	—
Mixed-Use	—	—	3,096	—	—	—	2,703	—
Total	$—	$—	$70,294	$2,316	$—	$—	$71,565	$3,946
(1) Represents excess land held for capital appreciation rather than an operating hotel asset.

There were no transfers between levels within the fair value hierarchy related to investment properties during the years ended December 31, 2020 and 2019. Investment properties with a fair value of $70.4 billion (December 31, 2019 - $73.2 billion) are pledged as security for property debt.
The following table presents a sensitivity analysis to the impact of a 25 basis point movement of the discount rate and terminal capitalization or overall implied capitalization rate on fair values of the partnership’s commercial properties for December 31, 2020, for properties valued using the discounted cash flow or direct capitalization method, respectively:

Dec. 31, 2020
(US$ Millions)	Impact on fair value of commercial properties
Core Office
United States	$748
Canada	223
Australia	166
Europe	155
Brazil	5
Core Retail	1,076
LP Investments
LP Investments Office	401
LP Investments Retail	148
Mixed-use	142
Multifamily	117
Triple Net Lease	137
Student Housing	122
Manufactured Housing	130
Total	$3,570

During the year ended December 31, 2020, the partnership capitalized a total of $857 million (December 31, 2019 - $1,229 million) of costs related to development properties. Included in this amount is $815 million (December 31, 2019 - $1,125 million) of construction and related costs and $42 million (December 31, 2019 - $104 million) of borrowing costs capitalized. The weighted average interest rate used for the capitalization of borrowing costs to development properties for the year ended December 31, 2020 is 1.8% (December 31, 2019 - 3.7%).